UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: April 20, 2017
(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

P.O. Box 619100, Dallas, Texas		75261-9100
(Address of principal executive offices)		(Zip code)

Registrant’s telephone number, including area code: (972) 281-1200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange
Act. ☐

Item 5.07    Submission of Matters to a Vote of Security Holders.

(a)    Kimberly-Clark Corporation held its 2017 Annual Meeting of Stockholders on April 20, 2017.

(b)
The stockholders (1) elected all of the company’s nominees for director, (2) ratified the selection of Deloitte & Touche LLP as our independent auditors for 2017, (3) approved the compensation of our named executive officers on an advisory basis and (4) indicated their preference that future advisory votes on executive compensation be held annually.

The final voting results on each of the matters submitted to a vote are as follows:

1.	Election of Directors:

Name	Votes For	Votes Against	Abstentions	Broker Non-Votes
John F. Bergstrom	237,142,534	13,200,057	845,377	66,344,940
Abelardo E. Bru	245,317,951	4,978,550	891,467	66,344,940
Robert W. Decherd	243,109,223	7,193,978	884,767	66,344,940
Thomas J. Falk	238,290,665	10,564,908	2,332,395	66,344,940
Fabian T. Garcia	248,393,883	1,928,163	865,922	66,344,940
Michael D. Hsu	248,053,237	2,277,265	857,466	66,344,940
Mae C. Jemison, M.D.	246,153,261	4,237,671	797,036	66,344,940
James M. Jenness	249,198,917	1,101,371	887,679	66,344,940
Nancy J. Karch	247,645,694	2,688,129	854,145	66,344,940
Christa S. Quarles	249,491,521	864,193	832,254	66,344,940
Ian C. Read	247,622,157	2,686,466	879,344	66,344,940
Marc J. Shapiro	244,030,338	6,294,110	863,520	66,344,940
Michael D. White	249,404,475	889,306	894,187	66,344,940

2.	Ratification of Deloitte & Touche LLP as Independent Auditors for 2017:

Votes For	Votes Against	Abstentions
309,137,004	7,050,459	1,345,445

3.	Advisory Approval of Named Executive Officer Compensation:

Votes For	Votes Against	Abstentions	Broker Non-Votes
240,650,329	8,294,925	2,242,714	66,344,940

4.	Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation:

One Year	Two Years	Three Years	Abstentions	Broker Non-Votes
220,017,279	942,084	28,867,770	1,360,835	66,344,940

(d) Based upon the results set forth in item (b)(4) above, the Board of Directors has determined that future advisory votes on executive compensation will be submitted to stockholders on an annual basis.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date:	April 21, 2017	By:	/s/ Jeffrey P. Melucci
Jeffrey P. Melucci Vice President and Secretary